Investments (Changes in Fixed Maturity Securities with Noncredit OTTI Losses) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Changes in fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss)
Balance at January 1,	$ (76)	$ (112)
Noncredit OTTI losses recognized	14	6
Securities sold with previous noncredit OTTI loss	64	125
Subsequent changes in estimated fair value	6	(95)
Balance at December 31,	$ 8	$ (76)